                                                                    EXHIBIT 99.4

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtors                                                               Chapter 11

                         STATEMENT OF FINANCIAL AFFAIRS

This statement is to be completed by every debtor. Spouses filing a joint petition may file a single statement on which the information for both spouses is combined. If the case is filed under chapter 12 or chapter 13, a married debtor must furnish information for both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed. An individual debtor engaged in business as a sole proprietor, partner, family farmer, or self-employed professional, should provide the information requested on this statement concerning all such activities as well as the individual's personal affairs.

Questions 1 - 18 are to be completed by all debtors. Debtors that are or have been in business, as defined below, also must complete Questions 19 - 25. If the answer to an applicable question is "None," mark the box labeled "None." If additional space is needed for the answer to any question, use and attach a separate sheet properly identified with the case name, case number (if known), and the number of the question.

                                   DEFINITIONS

"IN BUSINESS." A debtor is "in business" for the purpose of this form if the debtor is a corporation or partnership. An individual is "in business" for the purpose of this form if the debtor is or has been, within the six years immediately preceding the filing of the bankruptcy case, any of the following: an officer, director, managing executive, or owner of 5 percent or more of the voting or equity securities of a corporation; a partner, other than a limited partner, of a partnership; a sole proprietor or self-employed.

"INSIDER." The term "insider" includes but is not limited to: relatives of the debtor; general partners of the debtor and their relatives; corporations of which the debtor is an officer, director, or person in control; officers, directors, and any owner of 5 percent or more of the voting or equity securities of a corporate debtor and their relatives; affiliates of the debtor and insiders of such affiliates; any managing agent of the debtor. 11 U.S.C. Section 101 (31)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtors                                                               Chapter 11

     1.        INCOME FROM EMPLOYMENT OR OPERATION OF BUSINESS.

          None
          [X]

               State the gross amount of income the debtor has received from employment, trade, or profession, or from operation of the debtor's business from the beginning of this calendar year to the date this case was commenced. State also the gross amounts received during the two years immediately preceding this calendar year. (A debtor that maintains, or has maintained, financial records on the basis of a fiscal rather than a calendar year may report fiscal year income. Identify the beginning and ending dates of the debtor's fiscal year.) If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or chapter 13 must state income of both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

 YEAR                     SOURCE (if more than one)                 AMOUNT
--------------------------------------------------------------------------------

     2.        INCOME OTHER THAN FROM EMPLOYMENT OR OPERATION OF BUSINESS.

               State the amount of income received by the debtor other than from employment, trade, profession, or operation of the debtor's business during the two years immediately preceding the commencement of this case. Give particulars. If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or chapter 13 must state income for each spouse whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

          None
          [ ]

  YEAR               SOURCE (if more than one)                     AMOUNT
---------------------------------------------------------------------------
2003 (a)                      N/A                               $         0
2002                   Federal Tax Refunds                      $ 6,911,303
2001                          N/A                               $         0

(a) Through September 4, 2003.

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtors                                                               Chapter 11

     3.        PAYMENTS TO CREDITORS.

            None
            [X]

            a. List all payments on loans, installment purchases of goods or services, and other debts, aggregating more than $600 to any creditor, made within 90 days immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

               NAME AND ADDRESS OF CREDITOR     DATES OF PAYMENTS    AMOUNT PAID

               The Debtor does not make payments on its own behalf. To the extent that it incurs obligations to third parties, payments are made by Twin Laboratories Inc.; therefore, any such payments would be listed on Attachment 3(a) to the Statement of Financial Affairs by Twin Laboratories Inc., case number 03-15566 (CB).

            None
            [ ]

            b. List all payments made within one year immediately preceding the commencement of this case to or for the benefit of creditors who are or were insiders. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

               NAME AND ADDRESS OF CREDITOR AND RELATIONSHIP   DATES OF   AMOUNT
                                      TO DEBTOR                 PAYMENT    PAID

               See Attachment SOFA 3(b)

               Note: The Debtor does not make payments on its own behalf. All payments to insiders were made by Twin Laboratories Inc. All payments made to insiders are also listed in the response to question 3(b) in the Statement of Financial Affairs for Twin Laboratories Inc., case number 03-15566 (CB).

     4. SUITS AND ADMINISTRATIVE PROCEEDINGS, EXECUTIONS, GARNISHMENTS, AND ATTACHMENTS.

            None
            [ ]

            a. List all suits and administrative proceedings to which the debtor is or was a party within one year immediately preceding the filing of this bankruptcy case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                                            COURT OR
                                            NATURE OF      AGENCY AND
CAPTION OF SUIT AND CASE NUMBER            PROCEEDING       LOCATION     STATUS OR DISPOSITION
----------------------------------------------------------------------------------------------
See Attachment SOFA 4(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtors                                                               Chapter 11

            None
            [X]

            b. Describe all property that has been attached, garnished, or seized under any legal or equitable process within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF PERSON FOR
  WHOSE BENEFIT PROPERTY WAS
             SEIZED                         DATE OF SEIZURE    DESCRIPTION AND VALUE OF PROPERTY
-------------------------------------------------------------------------------------------------

     5.        REPOSSESSIONS, FORECLOSURES, AND RETURNS.

            None
            [X]

               List all property that has been repossessed by a creditor, sold at a foreclosure sale, transferred through a deed in lieu of foreclosure or returned to the seller, within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                               DATE OF REPOSSESSION,
NAME AND ADDRESS OF CREDITOR OR            FORECLOSURE SALE, TRANSFER OR
            SELLER                                   RETURN                     DESCRIPTION AND VALUE OF PROPERTY
-----------------------------------------------------------------------------------------------------------------

     6.        ASSIGNMENTS AND RECEIVERSHIPS.

            None
            [X]

            a. Describe any assignment of property for the benefit of
               creditors made within 120 days immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF ASSIGNEE                 DATE OF ASSIGNMENT        TERMS OF ASSIGNMENT OR SETTLEMENT
--------------------------------------------------------------------------------------------------------

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtors                                                               Chapter 11

            None
            [X]

            b. List all property which has been in the hands of a custodian, receiver, or court-appointed official within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                             NAME AND
                                           LOCATION OF
                                            COURT CASE                            DESCRIPTION AND
NAME AND ADDRESS OF CUSTODIAN             TITLE & NUMBER      DATE OF ORDER      VALUE OF PROPERTY
--------------------------------------------------------------------------------------------------

     7.        GIFTS.

            None
            [X]

               List all gifts or charitable contributions made within one year immediately preceding the commencement of this case except ordinary and usual gifts to family members aggregating less than $200 in value per individual family member and charitable contributions aggregating less than $100 per recipient. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                                     RELATIONSHIP
                                                    TO DEBTOR, IF                        DESCRIPTION AND
NAME AND ADDRESS OF PERSON OR ORGANIZATION                ANY           DATE OF GIFT      VALUE OF GIFT
--------------------------------------------------------------------------------------------------------

     8.        LOSSES.

            None
            [X]

               List all losses from fire, theft, other casualty or gambling within one year immediately preceding the commencement of this case or since the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                               DESCRIPTION OF CIRCUMSTANCES
                                AND, IF LOSS WAS COVERED IN
DESCRIPTION OF PROPERTY AND    WHOLE OR IN PART BY INSURANCE
      VALUE OF PROPERTY                GIVE PARTICULARS         DATE OF LOSS
--------------------------------------------------------------------------------

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtors                                                               Chapter 11

     9.        PAYMENTS RELATED TO DEBT COUNSELING OR BANKRUPTCY.

            None
            [X]

               List all payments made or property transferred by or on behalf of the debtor to any persons, including attorneys, or consultation concerning debt consolidation, relief under the bankruptcy laws, preparation of a petition in bankruptcy within one year immediately preceding the commencement of this case.

                                    DATE OF PAYMENT, NAME OF      AMOUNT OF MONEY OR DESCRIPTION AND
NAME AND ADDRESS OF PAYEE          PAYOR IF OTHER THAN DEBTOR              VALUE OF PROPERTY
----------------------------------------------------------------------------------------------------

     10.       OTHER TRANSFERS.

            None
            [X]

               List all other property, other than property transferred in the ordinary course of the business or financial affairs of the debtor transferred either absolutely or as security within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

 NAME AND ADDRESS OF TRANSFEREE AND RELATIONSHIP                    DESCRIBE PROPERTY TRANSFERRED AND
                    TO DEBTOR                           DATE                  VALUE RECEIVED
-----------------------------------------------------------------------------------------------------

     11.       CLOSED FINANCIAL ACCOUNTS.

            None
            [ ]

               List all financial accounts and instruments held in the name of the debtor or for the benefit of the debtor which were closed, sold, or otherwise transferred within one year immediately preceding the commencement of this case. Include checking, saving, or other financial accounts, certificates of deposit, or other instruments; shares and share accounts held in banks, credit unions, pension funds, cooperatives, associations, brokerage houses and other financial institutions (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                                                             DATE OF SALE/CLOSING AND FINAL
NAME AND ADDRESS OF INSTITUTION              TYPE AND ACCOUNT NUMBER                    BALANCE
-----------------------------------------------------------------------------------------------------------
JP Morgan Chase                                     Checking                 1/31/2003              $     0
Church Street Station                              323-056377
PO Box 932
New York, NY 10008-0932
                                                                             ------------------------------
                                                                             TOTAL                  $     0

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtors                                                               Chapter 11

     12.    SAFE DEPOSIT BOXES.

         None
         [X]

               List each safe deposit box or other box or depository in which the debtor has or had securities, cash, or other valuables within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                    NAMES AND ADDRESSES OF THOSE
NAME AND ADDRESS OF BANK OR             WITH ACCESS TO BOX OR       DESCRIPTION OF       DATE OF TRANSFER OR
      OTHER DEPOSITORY                        DEPOSITORY               CONTENTS           SURRENDER, IF ANY
------------------------------------------------------------------------------------------------------------

     13.       SETOFFS.

            None
            [X]

               List all setoffs made by any creditor, including a bank, against debts or deposits of the debtor within 90 days preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR        DATE OF SETOFF         AMOUNT OF SETOFF
---------------------------------------------------------------------------

     14.       PROPERTY HELD FOR ANOTHER PERSON.

            None
            [X]

               List all property owned by another person that the debtor holds or controls.

                                    DESCRIPTION OF    VALUE OF
NAME AND ADDRESS OF OWNER              PROPERTY       PROPERTY    LOCATION OF PROPERTY
--------------------------------------------------------------------------------------

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtors                                                               Chapter 11

     15.       PRIOR ADDRESS OF DEBTOR.

          None
          [X]

               If the debtor has moved within the two years immediately preceding the commencement of this case, list all premises which the debtor occupied during that period and vacated prior to the commencement of this case. If a joint petition is filed, report also any separate address of either spouse.

ADDRESS        NAME USED             DATES OF OCCUPANCY
-------------------------------------------------------

     16.       SPOUSES AND FORMER SPOUSES.

          None
          [X]

               If the debtor resides or resided in a community property state, commonwealth, or territory (including Alaska, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Puerto Rico, Texas, Washington, or Wisconsin) within the six-year period immediately preceding the commencement of the case, identify the name of the debtor's spouse and of any former spouse who resides or resided with the debtor in the community property state.

                               NAME

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtors                                                               Chapter 11

     17.       ENVIRONMENTAL INFORMATION.

               For the purpose of this question, the following definitions apply:

               "Environmental Law" means any federal, state, or local statute or regulation pollution, contamination, releases of hazardous or toxic substances, wastes or material into the air, land, soil, surface water, groundwater, or other medium, including, but not limited to, statutes or regulations regulating the cleanup of these substances, wastes, or material.

               "Site" means any location, facility, or property as defined under any Environmental Law, whether or not presently or formerly owned or operated by the debtor, including, but not limited to, disposal sites.

               "Hazardous Material" means anything defined as a hazardous waste, hazardous substance, toxic substance, hazardous material, pollutant, contaminant or similar term under an Environmental Law.

          None
          [X]

          a. List the name and address of every site for which the debtor has received notice in writing by a governmental unit that it may be liable or potentially liable under or in violation of an Environmental Law. Indicate the governmental unit, the date of the notice, and, if known, the Environmental Law:

                          NAME AND ADDRESS OF
SITE NAME AND ADDRESS      GOVERNMENTAL UNIT     DATE OF NOTICE     ENVIRONMENTAL LAW
-------------------------------------------------------------------------------------

          None
          [X]

          b. List the name and address of every site for which the debtor provided notice to a governmental unit of a release of Hazardous Material. Indicate the governmental unit to which the notice was sent and the date of the notice.

                          NAME AND ADDRESS OF
SITE NAME AND ADDRESS      GOVERNMENTAL UNIT     DATE OF NOTICE     ENVIRONMENTAL LAW
-------------------------------------------------------------------------------------

          None
          [X]

          c. List all judicial or administrative proceedings, including settlements or orders, under any Environmental Law with respect to which the debtor is or was a party. Indicate the name and address of the governmental unit that is or was a parry to the proceeding, and the docket number.

NAME AND ADDRESS OF     DOCKET NUMBER     STATUS OR DISPOSITION
---------------------------------------------------------------

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtors                                                               Chapter 11

     18.       NATURE, LOCATION, AND NAME OF BUSINESS.

          None
          [ ]

          a. If the debtor is an individual, list the names, addresses, taxpayer identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was an officer, director, partner, or managing executive of a corporation, partnership, sole proprietorship, or was a self-employed professional within the six years immediately preceding the commencement of this case, or in which the debtor owned 5 percent or more of the voting or equity securities within the six years immediately preceding the commencement of this case.

               If the debtor is a partnership, list the names, addresses, taxpayer identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was a partner or owned 5 percent or more of the voting or equity securities, within the six years immediately preceding the commencement of this case.

               If the debtor is a corporation, list the names, addresses, taxpayer identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was a partner or owned 5 percent or more of the voting or equity securities within the six years immediately preceding the commencement of this case.

                      TAXPAYER I.D.                                NATURE OF            BEGINNING AND
       NAME              NUMBER              ADDRESS                BUSINESS            ENDING DATES
-------------------------------------------------------------------------------------------------------
Twin Laboratories      87-0467271         150 Motor Parkway     Manufacturer and     5/7/1996 - Present
    Inc. (1)                                  Suite 210           Distributor
                                         Hauppauge, NY 11788      of Dietary
                                                                  Supplements

(1) Twinlab Corporation indirectly owns subsidiaries through its 100% ownership of Twin Laboratories Inc. See response to Statement of Financial Affairs question 18(a) for Twin Laboratories Inc., case number 03-15566 (CB).

          None
          [X]

          b. Identify any business listed in response to subdivision a., above, that is "single asset real estate" as defined in 11 U.S.C. Section 101.

NAME           ADDRESS
----------------------

               The following questions are to be completed by every debtor that is a corporation or partnership and by any individual debtor who is or has been, within the six years immediately preceding the commencement of this case, any of the following: an officer, director, managing executive, or owner of more than 5 percent of the voting or equity securities of a corporation; a partner, other than a limited partner, of a partnership; a sole proprietor or otherwise self-employed.

               (An individual or joint debtor should complete this portion of the statement only if the debtor is or has been in business, as defined above, within the six years immediately preceding the commencement of this case. A debtor who has not been in business within those six years should go directly to the signature page.)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtors                                                               Chapter 11

     19.       BOOKS, RECORDS AND FINANCIAL STATEMENTS.

          None
          [ ]

          a. List all bookkeepers and accountants who within the two years immediately preceding the filing of this bankruptcy case kept or supervised the keeping of books of account and records of the debtor.

    NAME AND ADDRESS          DATES SERVICES RENDERED
-----------------------------------------------------
See Attachment SOFA 19(a)

          None
          [ ]

          b. List all firms or individuals who within the two years immediately preceding the filing of this bankruptcy case have audited the books of account and records, or prepared a financial statement of the debtor.

      NAME                  ADDRESS           DATES SERVICES RENDERED
---------------------------------------------------------------------
Deloitte & Touche       2 Jericho Plaza         9/4/2001 to Present
                       Jericho, NY 11753

          None
          [ ]

          c. List all firms or individuals who at the time of the commencement of this case were in possession of the books of account and records of the debtor. If any of the books of account and records are not available, explain.

     NAME                                            ADDRESS
------------------------------------------------------------------------
Deloitte & Touche                           2 Jericho Plaza
                                            Jericho, NY 11753

Iron Mountain                               22 Kimberly Road
                                            East Brunswick, NJ 08816

Twinlab Corporation                         150 Motor Parkway, Suite 210
                                            Hauppauge, NY 11788

Scott Pestyner                              150 Motor Parkway, Suite 210
                                            Hauppauge, NY 11788

Joseph Sinicropi                            150 Motor Parkway, Suite 210
                                            Hauppauge, NY 11788

Margaret O'Connell                          150 Motor Parkway, Suite 210
                                            Hauppauge, NY 11788

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtors                                                               Chapter 11

          None
          [ ]

          d. List all financial institutions, creditors, and other parties, including mercantile and trade agencies, to whom a financial statement was issued within the two years immediately preceding the commencement of this case by the debtor.

               NAME AND ADDRESS                      DATE ISSUED

               Twinlab Corporation is a public company registered with the SEC. As such consolidated financial statements have been distributed to various parties-in-interest.

     20.       INVENTORIES.

          None
          [X]

          a. List the dates of the last two inventories taken of your property, the name of the person who supervised the taking of each inventory, and the dollar amount and basis of each inventory.

                                                       DOLLAR AMOUNT OF INVENTORY
DATE OF INVENTORY      INVENTORY SUPERVISOR      (Specify cost, market, or other basis)
---------------------------------------------------------------------------------------

          None
          [X]

          b. List the name and address of the person having possession of the records of each of the two inventories reported in a., above.

                       NAME AND ADDRESS OF CUSTODIAN OF INVENTORY
DATE OF INVENTORY                        RECORDS
-----------------------------------------------------------------

     21.       CURRENT PARTNERS, OFFICERS, DIRECTORS AND SHAREHOLDERS.

          None
          [X]

          a. If the debtor is a partnership, list the nature and percentage of partnership interest of each member of the partnership.

NAME AND ADDRESS      NATURE OF INTEREST      PERCENTAGE OF INTEREST
--------------------------------------------------------------------

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtors                                                               Chapter 11

          None
          [ ]

          b. If the debtor is a corporation, list all officers and directors of the corporation, and each stockholder who directly or indirectly owns, controls, or holds 5 percent or more of the voting securities of the corporation.

                                          NATURE AND PERCENTAGE OF STOCK
     NAME AND ADDRESS          TITLE                OWNERSHIP
------------------------------------------------------------------------
See Attachment SOFA 21(b)

     22.       FORMER PARTNERS, OFFICERS, DIRECTORS, AND SHAREHOLDERS.

          None
          [X]

          a. If the debtor is a partnership, list each member who withdrew from the partnership within one year immediately preceding the commencement of this case.

NAME      ADDRESS      DATE OF WITHDRAWAL
-----------------------------------------

          None
          [ ]

          b. If the debtor is a corporation, list all officers, or directors whose relationship with the corporation terminated within one year immediately preceding the commencement of this case.

    NAME AND ADDRESS           TITLE      DATE OF TERMINATION
-------------------------------------------------------------
See Attachment SOFA 22(b)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtors                                                               Chapter 11

     23.       WITHDRAWALS FROM A PARTNERSHIP OR DISTRIBUTIONS BY A CORPORATION.

          None
          [ ]

               If the debtor is a partnership or corporation, list all withdrawals or distributions credited or given to an insider, including compensation in any form, bonuses, loans, stock redemptions, options exercised and any other perquisite during one year immediately preceding the commencement of this case.

NAME & ADDRESS OF RECIPIENT,                         DATE AND PURPOSE OF      AMOUNT OF MONEY OR DESCRIPTION AND
  RELATIONSHIP TO DEBTOR                                  WITHDRAWAL                   VALUE OF PROPERTY
-----------------------------------------------------------------------------------------------------------------
See response to SOFA 3(b) for insider payments.

     24.       TAX CONSOLIDATION GROUP.

          None
          [ ]

               If the debtor is a corporation, list the name and federal taxpayer identification number of the parent corporation of any consolidated group for tax purposes of which the debtor has been a member at any time within the six-year period immediately preceding the commencement of the case.

NAME OF PARENT CORPORATION      TAXPAYER IDENTIFICATION NUMBER
--------------------------------------------------------------
  Twinlab Corporation                    11-3317986

     25.       PENSION FUNDS.

          None
          [X]

               If the debtor is not an individual, list the name and federal taxpayer identification number of any pension fund to which the debtor, as an employer, has been responsible for contributing at any time within the six-year period immediately preceding the commencement of this case.

                          TAXPAYER IDENTIFICATION
NAME OF PENSION FUND              NUMBER
-------------------------------------------------

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtors                                                               Chapter 11

               I declare under penalty of perjury that I have read the answers contained in the foregoing statement of financial affairs and any attachments thereto and that they are true and correct to the best of my knowledge, information and belief.

Date: October 20, 2003                           Signature: /s/ Joseph Sinicropi
                                                            --------------------

                                    Print Name & Title: Joseph Sinicropi, Chief
                                                        Operating Officer &
                                                        Chief Financial Officer

               The penalties for making a false statement or concealing property is a fine of up to $500,000 or imprisonment for up to 5 years or both. 18 U.S.C. Section 152 and 3571.

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(b)

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtors                                                               Chapter 11

     3.        PAYMENTS TO CREDITORS.

          None
          [ ]

          b. List all payments made within ONE YEAR immediately preceding the commencement of this case to or for the benefit of creditors who are or were insiders. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                                                                               DATES OF
       NAME OF INSIDER                  ADDRESS                         RELATIONSHIP           PAYMENT         TOTAL
-------------------------------------------------------------------------------------------------------------------------
Advanced Research Press, Inc. 690 Route 25A                          Former Subsidiary         8/26/2003    $      21,450
                              Setauket, NY 11733                     (owned by current         7/24/2003    $      50,300
                                                                         director)
                                                                                                            -------------
                                                                SUBTOTAL - ADVANCED RESEARCH PRESS, INC.    $      71,750

Brian Blechman                150 Motor Parkway, Suite 210       Former Officer / Current      8/26/2003    $      16,971
                              Hauppauge, NY 11788                         Director             8/12/2003    $      16,971
                                                                                                8/8/2003    $      16,971
                                                                                               7/25/2003    $      16,971
                                                                                               7/11/2003    $      16,971
                                                                                               6/27/2003    $      16,971
                                                                                               6/13/2003    $      16,971
                                                                                               5/30/2003    $      16,971
                                                                                               5/16/2003    $      16,971
                                                                                                5/2/2003    $      16,971
                                                                                               4/28/2003    $      18,750
                                                                                               4/18/2003    $      16,971
                                                                                                4/4/2003    $      16,971
                                                                                               3/21/2003    $      16,918
                                                                                                3/7/2003    $      15,903
                                                                                               2/21/2003    $      15,903
                                                                                                2/7/2003    $      15,903
                                                                                                2/5/2003    $      18,750
                                                                                               1/24/2003    $       9,290
                                                                                               1/10/2003    $       7,952
                                                                                                1/3/2003    $       7,952
                                                                                              12/27/2002    $       8,486
                                                                                              12/20/2002    $       8,486
                                                                                              12/13/2002    $       8,486
                                                                                               12/6/2002    $       8,313
                                                                                              11/29/2002    $       8,313
                                                                                              11/22/2002    $      17,056
                                                                                              11/22/2002    $       8,313
                                                                                              11/18/2002    $      18,750
                                                                                              11/15/2002    $       8,313
                                                                                               11/8/2002    $       8,313
                                                                                               11/1/2002    $       8,313
                                                                                               11/1/2002    $       1,516
                                                                                              10/25/2002    $       8,313
                                                                                              10/18/2002    $       8,313
                                                                                              10/11/2002    $       8,313
                                                                                               10/4/2002    $       8,313

                              Attachment SOFA 3(b)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(b)

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtors                                                               Chapter 11

                                                                                            DATES OF
       NAME OF INSIDER                  ADDRESS                      RELATIONSHIP            PAYMENT         TOTAL
----------------------------------------------------------------------------------------------------------------------
                                                                                            10/4/2002    $       1,516
                                                                                            9/27/2002    $       8,313
                                                                                            9/20/2002    $       8,313
                                                                                            9/13/2002    $       8,313
                                                                                             9/6/2002    $       8,313
                                                                                             9/6/2002    $       1,516
                                                                                                         -------------
                                                                             SUBTOTAL - BRIAN BLECHMAN   $     513,164

Citibank, N.A.                North American Trade Finance    Financial Institution         7/31/2003    $      14,540
                              3800 Citibank Center            (Holding Letter of Credit)    6/18/2003    $       7,389
                              Tampa, FL 33610                                               4/23/2003    $       7,151
                                                                                            3/27/2003    $       7,389
                                                                                             3/4/2003    $       6,912
                                                                                             1/7/2003    $      14,540
                                                                                           12/13/2002    $       7,151
                                                                                           10/29/2002    $       7,389
                                                                                            9/25/2002    $       7,151
                                                                                                         -------------
                                                                             SUBTOTAL - CITIBANK, N.A    $      79,611

Dean Blechman                 150 Motor Parkway, Suite 210    Former Officer / Current       9/2/2003    $       9,573
                              Hauppauge, NY 11788             Director                      8/27/2003    $       9,573
                                                                                            8/18/2003    $       9,573
                                                                                            8/12/2003    $       9,573
                                                                                             8/4/2003    $       9,573
                                                                                            7/31/2003    $       9,573
                                                                                            7/23/2003    $       9,573
                                                                                            7/16/2003    $       9,573
                                                                                            7/11/2003    $      11,798
                                                                                            6/27/2003    $      12,041
                                                                                            6/13/2003    $      12,041
                                                                                            5/30/2003    $      11,514
                                                                                            5/16/2003    $      11,514
                                                                                             5/2/2003    $      11,514
                                                                                            4/28/2003    $      18,750
                                                                                            4/18/2003    $      11,514
                                                                                             4/4/2003    $      11,514
                                                                                            3/21/2003    $      11,514
                                                                                             3/7/2003    $      10,619
                                                                                            2/21/2003    $      10,327
                                                                                             2/7/2003    $      10,327
                                                                                             2/5/2003    $      18,750
                                                                                            1/24/2003    $      10,327
                                                                                            1/10/2003    $       4,628
                                                                                             1/3/2003    $       3,825
                                                                                           12/27/2002    $       2,290
                                                                                           12/20/2002    $       4,156
                                                                                           12/13/2002    $       4,156
                                                                                            12/6/2002    $       4,118
                                                                                           11/29/2002    $       4,118
                                                                                           11/22/2002    $       4,118
                                                                                           11/18/2002    $      18,750
                                                                                           11/15/2002    $       4,118

                              Attachment SOFA 3(b)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(b)

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtors                                                               Chapter 11

                                                                                           DATES OF
       NAME OF INSIDER                  ADDRESS                     RELATIONSHIP           PAYMENT          TOTAL
---------------------------------------------------------------------------------------------------------------------
                                                                                           11/8/2002    $       4,118
                                                                                           11/1/2002    $       4,118
                                                                                          10/25/2002    $       4,118
                                                                                          10/18/2002    $       4,118
                                                                                          10/11/2002    $       4,118
                                                                                           10/4/2002    $       4,118
                                                                                           9/27/2002    $       4,118
                                                                                           9/20/2002    $       4,118
                                                                                           9/13/2002    $       4,118
                                                                                            9/6/2002    $       4,118
                                                                                                        -------------
                                                                            SUBTOTAL - DEAN BLECHMAN    $     356,096

Jean Blechman                 17927 Lake Estates Drive       Consultant                    6/17/2003    $         433
                              Boca Raton, FL 33496                                         5/12/2003    $         433
                                                                                            4/8/2003    $         433
                                                                                            3/5/2003    $         433
                                                                                            2/6/2003    $         433
                                                                                            1/7/2003    $         433
                                                                                           12/5/2002    $         433
                                                                                           11/8/2002    $         433
                                                                                           10/4/2002    $         433
                                                                                            9/6/2002    $         433
                                                                                                        -------------
                                                                            SUBTOTAL - JEAN BLECHMAN    $       4,333

John Danhakl                  c/o Leonard Green &            Former Director               2/24/2003    $         750
                              Partners, LP 11111 Santa
                              Monica Blvd, Suite 2000 Los
                              Angeles, CA 90025
                                                                                                        -------------
                                                                             SUBTOTAL - JOHN DANHAKL    $         750

Joseph Conklin                150 Motor Parkway, Suite 210   Former Officer               06/27/2003    $       4,624
                              Hauppauge, NY 11788                                         06/27/2003    $       7,671
                                                                                          06/13/2003    $       4,624
                                                                                          06/13/2003    $         152
                                                                                          05/30/2003    $       4,476
                                                                                          05/16/2003    $       4,476
                                                                                          05/02/2003    $       4,436
                                                                                          05/02/2003    $          37
                                                                                          04/18/2003    $       4,037
                                                                                          04/07/2003    $      18,952
                                                                                          04/04/2003    $       3,996
                                                                                          03/21/2003    $       4,037
                                                                                          03/07/2003    $       4,048
                                                                                          03/07/2003    $         860
                                                                                          02/21/2003    $       4,048
                                                                                          02/07/2003    $       4,050
                                                                                          01/24/2003    $       4,050
                                                                                          01/24/2003    $          49
                                                                                          01/10/2003    $       1,930
                                                                                          01/03/2003    $       1,930
                                                                                          12/27/2002    $       2,134
                                                                                          12/20/2002    $       2,134
                                                                                          12/20/2002    $         290

                              Attachment SOFA 3(b)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(b)

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtors                                                               Chapter 11

                                                                                           DATES OF
       NAME OF INSIDER                  ADDRESS                     RELATIONSHIP           PAYMENT          TOTAL
---------------------------------------------------------------------------------------------------------------------
                                                                                          12/13/2002    $       2,134
                                                                                          12/06/2002    $       2,134
                                                                                          11/29/2002    $       2,134
                                                                                          11/22/2002    $       2,134
                                                                                          11/22/2002    $          82
                                                                                          11/15/2002    $       2,134
                                                                                          11/08/2002    $       2,134
                                                                                          11/01/2002    $       2,134
                                                                                          10/25/2002    $       2,134
                                                                                          10/18/2002    $       2,134
                                                                                          10/11/2002    $       2,134
                                                                                          10/04/2002    $       2,134
                                                                                          09/27/2002    $       2,134
                                                                                          09/20/2002    $       2,134
                                                                                          09/13/2002    $       2,134
                                                                                          09/06/2002    $       2,134
                                                                                                        -------------
                                                                            SUBTOTAL - JOSEPH CONKLIN   $     119,140

Joseph McEvoy                 165 E. 72th Street, Suite      Current Director               9/2/2003    $       2,500
                              18J New York, NY 10021                                       8/21/2003    $       4,500
                                                                                           8/12/2003    $          50
                                                                                           7/31/2003    $       3,985
                                                                                           7/21/2003    $      11,514
                                                                                                        -------------
                                                                            SUBTOTAL - JOSEPH McEVOY    $      22,549

Joseph Sinicropi              150 Motor Parkway, Suite 210   Current Officer              08/26/2003    $       8,920
                              Hauppauge, NY 11788                                         08/26/2003    $      19,710
                                                                                          08/12/2003    $       4,937
                                                                                          08/08/2003    $      19,710
                                                                                          07/30/2003    $       8,920
                                                                                          07/25/2003    $      12,900
                                                                                          07/25/2003    $       8,920
                                                                                          07/25/2003    $      12,900
                                                                                          07/11/2003    $       8,920
                                                                                          07/11/2003    $         736
                                                                                          06/27/2003    $       9,101
                                                                                          06/13/2003    $       9,101
                                                                                          05/30/2003    $       8,737
                                                                                          05/30/2003    $         492
                                                                                          05/16/2003    $       8,737
                                                                                          05/02/2003    $       8,488
                                                                                          04/18/2003    $       7,958
                                                                                          04/18/2003    $       1,471
                                                                                          04/04/2003    $       7,880
                                                                                          03/21/2003    $       7,075
                                                                                          03/21/2003    $         775
                                                                                          03/07/2003    $       7,106
                                                                                          02/21/2003    $       7,106
                                                                                          02/07/2003    $       7,106
                                                                                          02/07/2003    $         693
                                                                                          01/24/2003    $       7,106
                                                                                          01/24/2003    $         185

                              Attachment SOFA 3(b)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(b)

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtors                                                               Chapter 11

                                                                                           DATES OF
       NAME OF INSIDER                  ADDRESS                     RELATIONSHIP           PAYMENT          TOTAL
---------------------------------------------------------------------------------------------------------------------
                                                                                          01/10/2003    $       3,553
                                                                                          01/10/2003    $         294
                                                                                          01/03/2003    $       3,553
                                                                                          12/27/2002    $       4,377
                                                                                          12/20/2002    $       4,377
                                                                                          12/20/2002    $      37,639
                                                                                          12/13/2002    $       3,608
                                                                                          12/06/2002    $       3,608
                                                                                          12/06/2002    $          75
                                                                                          11/29/2002    $       3,608
                                                                                          11/22/2002    $       3,608
                                                                                          11/15/2002    $       3,608
                                                                                          11/08/2002    $       3,608
                                                                                          11/08/2002    $         384
                                                                                          11/01/2002    $       3,608
                                                                                          10/25/2002    $       3,608
                                                                                          10/18/2002    $       3,608
                                                                                          10/11/2002    $       3,608
                                                                                          10/11/2002    $         311
                                                                                          10/04/2002    $       3,608
                                                                                          09/27/2002    $       3,608
                                                                                          09/20/2002    $       3,608
                                                                                          09/13/2002    $       3,605
                                                                                          09/06/2002    $       3,608
                                                                                                        -------------
                                                                          SUBTOTAL - JOSEPH SINICROPI   $     314,369

Leonard Schutzman             503 W. Harbor Drive            Former Director               3/11/2003    $       2,500
                              San Diego, CA 92101                                          2/24/2003    $         750
                                                                                            4/8/2003    $         784
                                                                                          12/13/2002    $         877
                                                                                                        -------------
                                                                         SUBTOTAL - LEONARD SCHUTZMAN   $       4,911

Neil Blechman                 150 Motor Parkway, Suite 210   Former Officer /Current       8/26/2003    $      14,971
                              Hauppauge, NY 11788                   Director               8/12/2003    $      14,971
                                                                                            8/8/2003    $      14,971
                                                                                           7/25/2003    $      14,971
                                                                                           7/11/2003    $      14,971
                                                                                           6/27/2003    $      14,971
                                                                                           6/13/2003    $      14,971
                                                                                           5/30/2003    $      14,918
                                                                                           5/16/2003    $      14,918
                                                                                            5/2/2003    $      14,918
                                                                                           4/28/2003    $      18,750
                                                                                           4/18/2003    $      14,918
                                                                                            4/4/2003    $      14,918
                                                                                           3/21/2003    $      14,918
                                                                                           3/10/2003    $          88
                                                                                            3/7/2003    $         187
                                                                                            3/7/2003    $      13,903
                                                                                           2/21/2003    $      13,903
                                                                                            2/7/2003    $      13,903

                              Attachment SOFA 3(b)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(b)

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtors                                                               Chapter 11

                                                                                           DATES OF
       NAME OF INSIDER                  ADDRESS                     RELATIONSHIP            PAYMENT         TOTAL
---------------------------------------------------------------------------------------------------------------------
                                                                                            2/5/2003    $      18,750
                                                                                           1/24/2003    $      13,903
                                                                                           1/10/2003    $       5,952
                                                                                            1/3/2003    $       5,952
                                                                                          12/27/2002    $       6,486
                                                                                          12/20/2002    $       6,486
                                                                                          12/13/2002    $       6,486
                                                                                           12/6/2002    $       6,447
                                                                                           12/6/2002    $       6,447
                                                                                          11/22/2002    $      13,056
                                                                                          11/22/2002    $       6,446
                                                                                          11/18/2002    $      18,750
                                                                                          11/15/2002    $       6,447
                                                                                           11/8/2002    $       6,447
                                                                                           11/1/2002    $       1,453
                                                                                           11/1/2002    $       6,447
                                                                                          10/25/2002    $       6,447
                                                                                          10/18/2002    $       6,447
                                                                                          10/11/2002    $       6,447
                                                                                           10/4/2002    $       1,453
                                                                                           10/4/2002    $       6,447
                                                                                           9/27/2002    $       6,447
                                                                                           9/20/2002    $       6,447
                                                                                           9/13/2002    $       6,447
                                                                                            9/6/2002    $       1,453
                                                                                            9/6/2002    $       6,447
                                                                                                        -------------
                                                                            SUBTOTAL - NEIL BLECHMAN    $     445,481

Philip Kazin                  150 Motor Parkway, Suite 210   Former Officer               08/26/2003    $       5,406
                              Hauppauge, NY 11788                                         08/12/2003    $       4,962
                                                                                          08/08/2003    $       5,432
                                                                                          07/25/2003    $       5,432
                                                                                          07/11/2003    $       5,432
                                                                                          06/27/2003    $       5,531
                                                                                          06/13/2003    $       4,829
                                                                                          06/13/2003    $       5,647
                                                                                          05/16/2003    $       4,829
                                                                                          05/02/2003    $       4,829
                                                                                          04/18/2003    $       4,829
                                                                                          04/04/2003    $       4,829
                                                                                          03/21/2003    $       4,829
                                                                                          03/07/2003    $       4,829
                                                                                          02/21/2003    $       4,829
                                                                                          02/07/2003    $       4,829
                                                                                          01/24/2003    $       4,829
                                                                                          01/10/2003    $       2,400
                                                                                          01/03/2003    $       2,399
                                                                                          12/27/2002    $       2,644
                                                                                          12/20/2002    $       2,644
                                                                                          12/13/2002    $       2,644

                              Attachment SOFA 3(b)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(b)

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtors                                                               Chapter 11

                                                                                           DATES OF
       NAME OF INSIDER                  ADDRESS                     RELATIONSHIP           PAYMENT         TOTAL
---------------------------------------------------------------------------------------------------------------------
                                                                                          12/06/2002    $       2,644
                                                                                          11/29/2002    $       2,644
                                                                                          11/29/2002    $       2,645
                                                                                          11/15/2002    $       2,624
                                                                                          11/15/2002    $      10,215
                                                                                          11/08/2002    $       2,624
                                                                                          11/01/2002    $       2,606
                                                                                          10/25/2002    $       2,601
                                                                                          10/18/2002    $       2,601
                                                                                          10/18/2002    $         245
                                                                                          10/11/2002    $       2,601
                                                                                          10/04/2002    $       2,601
                                                                                          09/27/2002    $       2,452
                                                                                          09/20/2002    $       2,438
                                                                                          09/13/2002    $       2,438
                                                                                          09/06/2002    $       2,438
                                                                                                        -------------
                                                                             SUBTOTAL - PHILIP KAZIN    $     145,283

Richard Perles                150 Motor Parkway, Suite 210   Former Officer               09/27/2002    $       4,331
                              Hauppauge, NY 11788                                         09/13/2002    $       2,165
                                                                                          09/06/2002    $       2,165
                                                                                                        -------------
                                                                            SUBTOTAL - RICHARD PERLES   $       8,662

Ross Blechman                 150 Motor Parkway, Suite 210   Current Officer / Current     8/26/2003    $      10,037
                              Hauppauge, NY 11788                     Director             8/26/2003    $       1,000
                                                                                           8/12/2003    $       3,221
                                                                                           7/30/2003    $       8,811
                                                                                           7/25/2003    $       8,811
                                                                                           7/11/2003    $       8,811
                                                                                           6/27/2003    $       8,811
                                                                                           6/13/2003    $       8,811
                                                                                           5/30/2003    $       8,811
                                                                                           5/16/2003    $      16,109
                                                                                           5/16/2003    $       8,811
                                                                                            5/2/2003    $       8,811
                                                                                           4/18/2003    $       8,811
                                                                                            4/4/2003    $       8,811
                                                                                           3/21/2003    $       8,549
                                                                                            3/7/2003    $       8,129
                                                                                            3/5/2003    $          98
                                                                                           2/21/2003    $       8,129
                                                                                            2/7/2003    $       8,129
                                                                                            2/7/2003    $      14,946
                                                                                           1/24/2003    $       8,129
                                                                                           1/10/2003    $       4,656
                                                                                            1/3/2003    $       7,320
                                                                                          12/27/2002    $       7,973
                                                                                          12/20/2002    $       7,973
                                                                                          12/13/2002    $       7,973
                                                                                           12/6/2002    $       7,973
                                                                                          11/29/2002    $       7,973

                              Attachment SOFA 3(b)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(b)

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtors                                                               Chapter 11

                                                                                         DATES OF
       NAME OF INSIDER                  ADDRESS                   RELATIONSHIP            PAYMENT        TOTAL
-------------------------------------------------------------------------------------------------------------------
                                                                                        11/22/2002    $       9,806
                                                                                        11/22/2002    $       7,973
                                                                                        11/15/2002    $       7,973
                                                                                         11/8/2002    $       7,973
                                                                                         11/1/2002    $       7,973
                                                                                        10/25/2002    $       7,973
                                                                                        10/18/2002    $       7,973
                                                                                        10/11/2002    $       7,973
                                                                                         10/4/2002    $       7,973
                                                                                         9/27/2002    $       7,973
                                                                                         9/20/2002    $       7,973
                                                                                         9/13/2002    $       7,973
                                                                                          9/6/2002    $       7,973
                                                                                                      -------------
                                                                          SUBTOTAL - ROSS BLECHMAN    $     331,919

Stephen Welling               150 Motor Parkway, Suite 210 Current Officer/ Current     08/26/2003    $       6,108
                              Hauppauge, NY 11788                   Director            08/12/2003    $       3,381
                                                                                        08/12/2003    $       1,173
                                                                                        08/12/2003    $       1,324
                                                                                        08/08/2003    $         123
                                                                                        07/30/2003    $       6,108
                                                                                        07/25/2003    $       6,108
                                                                                        07/11/2003    $       6,108
                                                                                        07/11/2003    $       3,108
                                                                                        06/27/2003    $       6,108
                                                                                        06/27/2003    $       5,005
                                                                                        06/13/2003    $       6,108
                                                                                        06/13/2003    $       1,173
                                                                                        05/30/2003    $       5,907
                                                                                        05/16/2003    $       5,907
                                                                                        05/02/2003    $       5,907
                                                                                        05/02/2003    $       1,173
                                                                                        05/02/2003    $      12,479
                                                                                        04/18/2003    $       5,792
                                                                                        04/18/2003    $       8,050
                                                                                        04/07/2003    $      15,767
                                                                                        04/04/2003    $       5,376
                                                                                        03/21/2003    $       5,376
                                                                                        03/07/2003    $       5,389
                                                                                        02/21/2003    $       5,389
                                                                                        02/07/2003    $       5,389
                                                                                        02/07/2003    $       2,081
                                                                                        01/24/2003    $       5,389
                                                                                        01/24/2003    $       1,699
                                                                                        01/10/2003    $       5,389
                                                                                        12/27/2002    $       5,907
                                                                                        12/13/2002    $       7,416
                                                                                        12/13/2002    $       3,787
                                                                                        11/29/2002    $       5,907
                                                                                        11/15/2002    $       5,907

                              Attachment SOFA 3(b)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(b)

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtors                                                               Chapter 11

                                                                                         DATES OF
       NAME OF INSIDER                  ADDRESS                   RELATIONSHIP           PAYMENT          TOTAL
-------------------------------------------------------------------------------------------------------------------
                                                                                        11/15/2002    $       3,956
                                                                                        11/01/2002    $       5,907
                                                                                        10/18/2002    $       5,907
                                                                                        10/11/2002    $       1,060
                                                                                        10/04/2002    $       5,907
                                                                                        09/20/2002    $       5,907
                                                                                        09/06/2002    $       5,907
                                                                                        09/06/2002    $         714
                                                                                                      -------------
                                                                         SUBTOTAL - STEPHEN WELLIG    $     218,588

Steve Blechman                150 Motor Parkway, Suite 210   Former Officer /Current      6/2/2003    $       8,597
                              Hauppauge, NY 11788                Director                5/27/2003    $       8,597
                                                                                         5/20/2003    $       8,597
                                                                                         5/12/2003    $       8,597
                                                                                          5/5/2003    $       8,597
                                                                                         4/28/2003    $       8,597
                                                                                         4/28/2003    $      18,750
                                                                                         4/21/2003    $       8,597
                                                                                         4/14/2003    $       8,597
                                                                                          4/8/2003    $       8,597
                                                                                         3/27/2003    $       8,597
                                                                                         3/25/2003    $       8,597
                                                                                         3/15/2003    $       8,597
                                                                                         3/11/2003    $       8,597
                                                                                          3/4/2003    $       8,611
                                                                                         2/24/2003    $       8,611
                                                                                         2/12/2003    $       8,611
                                                                                          2/6/2003    $       8,611
                                                                                          2/5/2003    $      18,750
                                                                                         1/28/2003    $       8,611
                                                                                         1/25/2003    $       8,611
                                                                                         1/21/2003    $       8,611
                                                                                          1/7/2003    $       8,611
                                                                                          1/7/2003    $       8,611
                                                                                        12/23/2002    $       8,611
                                                                                        12/18/2002    $       8,611
                                                                                        12/13/2002    $       8,611
                                                                                         12/5/2002    $       8,611
                                                                                        11/25/2002    $       8,611
                                                                                        11/23/2002    $       8,611
                                                                                        11/18/2002    $      18,750
                                                                                        11/15/2002    $       8,611
                                                                                         11/8/2002    $       8,611
                                                                                        10/29/2002    $       8,611
                                                                                        10/23/2002    $       8,611
                                                                                        10/16/2002    $       8,611
                                                                                        10/11/2002    $       8,611
                                                                                         10/3/2002    $       8,611
                                                                                         9/26/2002    $       8,611
                                                                                         9/17/2002    $       8,611

                              Attachment SOFA 3(b)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(b)

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtors                                                               Chapter 11

                                                                                         DATES OF
       NAME OF INSIDER                  ADDRESS                   RELATIONSHIP           PAYMENT          TOTAL
-------------------------------------------------------------------------------------------------------------------
                                                                                         9/12/2002    $       8,611
                                                                                          9/6/2002    $       8,611
                                                                                                      -------------
                                                                         SUBTOTAL - STEVE BLECHMAN    $     391,899

William Rizzardi              150 Motor Parkway, Suite 210   Current Officer            08/26/2003    $       5,045
                              Hauppauge, NY 11788                                       08/12/2003    $       2,863
                                                                                        07/30/2003    $       4,958
                                                                                        07/25/2003    $       5,014
                                                                                        07/11/2003    $       5,014
                                                                                        06/27/2003    $       4,975
                                                                                        06/27/2003    $          43
                                                                                        06/13/2003    $       4,987
                                                                                        06/13/2003    $          25
                                                                                        05/30/2003    $       4,888
                                                                                        05/30/2003    $         207
                                                                                        05/16/2003    $       4,888
                                                                                        05/02/2003    $       4,616
                                                                                        04/18/2003    $       4,422
                                                                                        04/07/2003    $      15,420
                                                                                        04/04/2003    $       4,347
                                                                                        04/04/2003    $          60
                                                                                        03/21/2003    $       4,409
                                                                                        03/07/2003    $       4,437
                                                                                        02/21/2003    $       4,437
                                                                                        02/21/2003    $          75
                                                                                        02/07/2003    $       4,407
                                                                                        02/07/2003    $         200
                                                                                        01/24/2003    $       4,282
                                                                                        01/10/2003    $       2,091
                                                                                        01/03/2003    $       2,141
                                                                                        12/27/2002    $       2,566
                                                                                        12/27/2002    $       1,000
                                                                                        12/20/2002    $       2,566
                                                                                        12/13/2002    $       2,566
                                                                                        12/06/2002    $       2,566
                                                                                        11/29/2002    $       2,566
                                                                                        11/22/2002    $       2,529
                                                                                        11/15/2002    $       2,566
                                                                                        11/08/2002    $       2,592
                                                                                        11/08/2002    $         394
                                                                                        11/01/2002    $       2,592
                                                                                        10/25/2002    $       2,592
                                                                                        10/18/2002    $       2,592
                                                                                        10/11/2002    $       2,592
                                                                                        10/04/2002    $       2,592
                                                                                        09/27/2002    $       2,592
                                                                                        09/20/2002    $       2,565
                                                                                        09/13/2002    $       2,592
                                                                                        09/06/2002    $       2,592
                                                                                                      -------------
                                                                       SUBTOTAL - WILLIAM RIZZARDI    $     143,461

                              Attachment SOFA 3(b)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 3(b)

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtors                                                               Chapter 11

                                                                                         DATES OF
       NAME OF INSIDER                ADDRESS                     RELATIONSHIP           PAYMENT          TOTAL
-------------------------------------------------------------------------------------------------------------------
William U. Westerfield        134 Silvermist Court         Current Director               9/2/2003    $       3,602
                              Little Silver, NJ 07739                                    8/21/2003    $       5,517
                                                                                         7/31/2003    $       4,929
                                                                                         7/14/2003    $       7,273
                                                                                         6/18/2003    $       7,000
                                                                                         5/21/2003    $       8,890
                                                                                          4/1/2003    $      12,500
                                                                                         3/11/2003    $       3,500
                                                                                         2/24/2003    $       5,000
                                                                                        11/26/2002    $       6,178
                                                                                                      -------------
                                                                 SUBTOTAL - WILLIAM U. WESTERFIELD    $      64,388
                                                                                                      -------------
                                                                                         TOTAL        $   3,236,353

                              Attachment SOFA 3(b)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 4(a)

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtors                                                               Chapter 11

     4. SUITS AND ADMINISTRATIVE PROCEEDINGS, EXECUTIONS, GARNISHMENTS, AND ATTACHMENTS.

          None
          [ ]

          a. List all suits and administrative proceedings to which the debtor is or was a party within ONE YEAR immediately preceding the filing of this bankruptcy case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

                                                     NATURE OF                                                   STATUS OR
CAPTION OF SUIT AND CASE NUMBER                      PROCEEDING      COURT OR AGENCY AND LOCATION               DISPOSITION
------------------------------------------------------------------------------------------------------------------------------
Allgrunn v. Twinlab Corporation                    Personal Injury   United States District Court Western          Active
Case No. CV02-2057-S                                 Litigation      District of Louisiana Shreveport Division

Ashment, et al. v. Twinlab Corporation             Personal Injury   United States District Court                  Active
Case No. CV-S-03-0024-PMP (RJJ)                      Litigation      District of Nevada

Barr v. Twinlab Corporation                         Class Action     Superior Court of the State of California     Active
Case No. 02CC00244                                   Litigation      County of Orange
                                                      Ephedra

Bonner, et al. Twin Laboratories Inc.;             Personal Injury   Washington County Court of Common             Active
Twinlab Corporation                                  Litigation      Pleas, Pennsylvania
Case No. 2003-1633

Brewer Knight v. Twin Laboratories Inc.;           Personal Injury   In the District Court of Harris County,       Active
Twinlab Corporation                                  Litigation      Texas

Felts v. Twinlab Corporation                        Class Action     State of Michigan                             Active
Case No. 02-72977                                    Litigation      In the Circuit Court for the County of
                                                       Ephedra       Wayne

Hoak v. Twin Laboratories Inc.;                    Personal Injury   Supreme Court of the State of New York        Active
Twinlab Corporation                                  Litigation      County of Suffolk
Case No. 02-25216

Houghton et al. v. Twin Laboratories Inc.;         Personal Injury   District Court 53rd Judicial District         Active
Twinlab Corporation                                  Litigation      Travis County, Texas
Case No. GN301940

Joyner-Wiggins v. Twin Laboratories Inc.;          Personal Injury   Supreme Court of the State of New York        Active
Twinlab Corporation                                  Litigation      County of Suffolk
Case No. 03-07457

Lackowski v. Twinlab Corporation                    Class Action     United States District Court Eastern          Active
Case No. 00-75058                                    Litigation      District of Michigan Southern Division
                                                      Ephedra

Lesemann et al. v. Twinlab Corporation             Personal Injury   United States District Court                 Dismissed
Case No. 00-2467                                     Litigation      Eastern District of Pennsylvania

Loewen v. Twin Laboratories Inc.;                  Personal Injury   In the United State District Court            Active
Twinlab Corporation                                  Litigation      for the Easter District of Michigan
Case No. 03-10219                                                    Northern Division

McMillan, et ux. v. Twin Laboratories Inc.;        Personal Injury   Pennsylvania County Court of Common          Dismissed
Twinlab Corporation                                  Litigation      Pleas, Pennsylvania
Case No. 001735(PA)                                                  Superior Court of California, Orange          Active
Case No. 03CC05824 (CA)                                              County

                              Attachment SOFA 4(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 4(a)

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtors                                                               Chapter 11

                                                     NATURE OF                                                      STATUS OR
CAPTION OF SUIT AND CASE NUMBER                      PROCEEDING      COURT OR AGENCY AND LOCATION                  DISPOSITION
------------------------------------------------------------------------------------------------------------------------------------
Michalowski v. Twin Laboratories Inc.;             Personal Injury   United States District Court                     Active
Twinlab Corporation                                  Litigation      Northern District of Florida
Case No. 303CV-72LAC                                                 Pensecola Division

Nagel v. Twinlab Corporation                        Class Action     Superior Court of the State of California        Active
Case No. 01CC06932                                   Litigation      for the County of Orange
                                                      Ephedra

Petrovich v. Twin Laboratories Inc.                Personal Injury   United States District Court                     Active
Twinlab Corporation                                  Litigation      Eastern District of New York
Case No. 03 4237

Riley v. Twin Laboratories Inc.;                   Personal Injury   Supreme Court of the State of New York           Active
Twinlab Corporation                                  Litigation      County of Suffolk
Case No. 02-22402

Rodriguez, Irma v. Twin Laboratories Inc.;         Personal Injury   United States District Court                     Active
Twinlab Corporation                                  Litigation      Central District of California
Case No. CV-02-9744

Rodriguez, Ronnie v. Twin Laboratories Inc.;       Personal Injury   Supreme Court of the State of New York           Active
Twinlab Corporation                                  Litigation      County of Suffolk
Case No. 02-28352

Smith, Tiffany v. Twin Laboratories Inc.;          Personal Injury   Supreme Court of the State of New York           Active
Twinlab Corporation                                  Litigation      County of Suffolk
Case No. 02-22403

Wachovia Bank, Administrator of the Estate of      Personal Injury   United States District Court                     Active
Susan Hale Young v. Twin Laboratories Inc.;          Litigation      Western District of Virginia
Twinlab Corporation                                                  Roanoke Division
Case Nos. 7:02CV00773, 7:02CV00211

White v. Twin Laboratories Inc.;                   Personal Injury   Circuit Court of the Fifteenth Judicial          Active
Twinlab Corporation                                  Litigation      Circuit In and For Palm Beach
Case No. 2003CA006869AJ                                              County, Florida

Dicus et al. v. Twin Laboratories Inc.;            Personal Injury   United States District Court                     Active
Twinlab Corporation                                  Litigation      District of Hawaii
Case No. CV01-00686 LEK

Sallis et al. v. Twinlab Corporation               Personal Injury   State of California Superior court of            Active
Case No. GIC 814101                                  Litigation      San Diego County

Rawert v. Twin Laboratories Inc;.                  Personal Injury   Court of Common Pleas Philadelphia               Active
Twinlab Corporation                                  Litigation      County, Civil Division
Case No. 000137

Bryson v. Twinlab Corporation                       Class Action     In the Circuit Court of Jefferson County         Active
Case No. CV01-1087                                   Litigation -    Bessemer Division State of Alabama             (Settled in
                                                   Mislabeling of                                                    Principle,
                                                  Nutritional Bars                                                  Negotiating
                                                                                                                    Final Terms)

Emmick v. Blechman, Twinlab Corporation, et al.     Stockholder's    United States District Court                     Active
Case No. CV01-4320                               Derivative Lawsuit  Eastern District of New York

In Re Twinlab Corporation Securities Litigation   Securities Class   United States District Court                     Active
Case No. 98-CV-7425                               Action Litigation  Easter District of New York

                              Attachment SOFA 4(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 4(a)

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtors                                                               Chapter 11

                                                     NATURE OF                                               STATUS OR
CAPTION OF SUIT AND CASE NUMBER                      PROCEEDING      COURT OR AGENCY AND LOCATION           DISPOSITION
----------------------------------------------------------------------------------------------------------------------------
Stainkamp v. Twin Laboratories Inc.;                  Wrongful       United States District Court             Active
Twinlab Corporation                                  Termination     Eastern District of New York
Case No. CV 01 0262                                  Litigation

Hawkinson v. Twin Laboratories Inc.;               Personal Injury   United States District Court              Filed,
Twinlab Corporation                                  Litigation      Eastern District of New York            Not Served
No. CV 03 4293

                              Attachment SOFA 4(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 19(a)

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtors                                                               Chapter 11

     19.       BOOKS, RECORDS AND FINANCIAL STATEMENTS.

          None
          [ ]

          a. List all bookkeepers and accountants who within the TWO YEARS immediately preceding the filing of this bankruptcy case kept or supervised the keeping of books of account and records of the debtor.

    NAME AND ADDRESS                      DATES SERVICES RENDERED
-----------------------------------------------------------------
Jeanne Dennington                              3/13/89-8/2/02
  150 Motor Parkway, Suite 210
  Hauppauge, NY 11788

Nancy M. Scaduto                               5/17/93-7/18/03
  150 Motor Parkway, Suite 210
  Hauppauge, NY 11788

Scott Pestyner                                  6/1/99-Present
  150 Motor Parkway, Suite 210
  Hauppauge, NY 11788

Joseph Sinicropi                               8/27/01-Present
  150 Motor Parkway, Suite 210
  Hauppauge, NY 11788

Margaret O'Connell                             4/7/03-Present
  150 Motor Parkway, Suite 210
  Hauppauge, NY 11788

                              Attachment SOFA 19(a)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 21(b)

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtors                                                               Chapter 11

     21.       CURRENT PARTNERS, OFFICERS, DIRECTORS AND SHAREHOLDERS.

          None
          [ ]

          b. If the debtor is a corporation, list all officers and directors of the corporation, and each stockholder who directly or indirectly owns, controls, or holds 5 percent or more of the voting securities of the corporation.

                                                                                NATURE AND PERCENTAGE OF
            NAME AND ADDRESS                     TITLE                               STOCK OWNERSHIP
-----------------------------------------------------------------------------------------------------------
Green Equity Investors II, L.P.                Shareholder                     Common Stock           16.6%
  c/o Leonard Green & Partners, L.P.
  11111 Santa Monica Boulevard
  Suite 2000
  Los Angeles, CA 90025

Peter A. Wright                                Shareholder                     Common Stock            8.2%
  c/o P.A.W. Capital Corp.
  4 Greenwich Office Park, 3rd Floor
  Greenwich, CT 06831

Ross Blechman (1)                       Chairman, President, Chief             Common Stock            6.1%
  c/o Twin Laboratories Inc.          Executive Officer and Director
  150 Motor Parkway, Suite 210
  Hauppauge, NY 11788

Brian Blechman                                   Director                      Common Stock            5.9%
  c/o Twin Laboratories Inc.
  150 Motor Parkway, Suite 210
  Hauppauge, NY 11788

Dean Blechman (2)                                Director                      Common Stock            5.9%
  c/o Twin Laboratories Inc.
  150 Motor Parkway, Suite 210
  Hauppauge, NY 11788

Neil Blechman (3)                                Director                      Common Stock            5.9%
  c/o Twin Laboratories Inc.
  150 Motor Parkway, Suite 210
  Hauppauge, NY 11788

Steve Blechman (4)                               Director                      Common Stock            5.9%
  c/o Twin Laboratories Inc.
  150 Motor Parkway, Suite 210
  Hauppauge, NY 11788

Joseph E. McEvoy                                 Director                          None
  c/o Twin Laboratories Inc.
  150 Motor Parkway, Suite 210
  Hauppauge, NY 11788

Stephen L. Welling (5)               Vice President, General Manager -         Common Stock            0.6%
  c/o Twin Laboratories Inc.            Key Specialty Accounts and
  150 Motor Parkway, Suite 210                   Director
  Hauppauge, NY 11788

                              Attachment SOFA 21(b)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 21(b)

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtors                                                               Chapter 11

                                                                                 NATURE AND PERCENTAGE OF
            NAME AND ADDRESS                     TITLE                               STOCK OWNERSHIP
-----------------------------------------------------------------------------------------------------------
William W. Westerfield (6)                       Director                      Common Stock            0.0%
  c/o Twin Laboratories Inc.
  150 Motor Parkway, Suite 210
  Hauppauge, NY 11788

Joseph Sinicropi (7)                    Chief Operating Officer and            Common Stock            0.4%
  c/o Twin Laboratories Inc.              Chief Financial Officer
  150 Motor Parkway, Suite 210
  Hauppauge, NY 11788

William D. Rizzardi (8)                Chief Information Officer and           Common Stock           0.3%
  c/o Twin Laboratories Inc.              Vice President, Human
  150 Motor Parkway                            Resources
  Hauppauge, NY 11788

(1) Includes (a) 10,851 shares of common stock owned by minor children of Ross Blechman, who disclaims beneficial ownership of all securities held by his children, and (b) 60,000 shares subject to options exercisable within 60 days.

(2) Includes 834 shares of common stock owned by minor children of Dean Blechman, who disclaims beneficial ownership of all securities held by his children.

(3) Includes 1,251 shares of common stock owned by minor children of Neil Blechman, who disclaims beneficial ownership of all securities held by his children.

(4) Includes 834 shares of common stock owned by minor children of Steve Blechman, who disclaims beneficial ownership of all securities held by his children.

(5)  Includes 133,334 shares subject to options exercisable within 60 days.

(6)  Includes 6,382 shares subject to options exercisable within 60 days.

(7)  Includes 106,668 shares subject to options exercisable within 60 days.

(8)  Includes 69,334 shares subject to options exercisable within 60 days.

                              Attachment SOFA 21(b)

                     FORM 7. STATEMENT OF FINANCIAL AFFAIRS
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK
                              ATTACHMENT SOFA 22(b)

In Re: Twinlab Corporation                                Case No. 03-15564 (CB)
Debtors                                                               Chapter 11

     22.       FORMER PARTNERS, OFFICERS, DIRECTORS, AND SHAREHOLDERS.

          None
          [ ]

          b. If the debtor is a corporation, list all officers, or directors whose relationship with the corporation terminated within ONE YEAR immediately preceding the commencement of this case.

                                                                               DATE OF
           NAME AND ADDRESS                            TITLE                 TERMINATION
----------------------------------------------------------------------------------------
Jonathan Sokoloff                                     Director                5/20/2003
  c/o Leonard Green & Partners , L.P.
  11111 Santa Monica Boulevard, Suite 2000
  Los Angeles, CA 90025

John Danhakl                                          Director                5/20/2003
  c/o Leonard Green & Partners , L.P.
  11111 Santa Monica Boulevard, Suite 2000
  Los Angeles, CA 90025

Leonard Schutzman                                     Director                5/20/2003
  Lifetime Structural Systems
  1298 N.E. Business Park Place
  Jensen Beach, FL 34957

Brian Blechman                                Executive Vice President -      11/8/2002
  c/o Twin Laboratories Inc.               Purchasing and Plant Operations
  150 Motor Parkway, Suite 210
  Hauppauge, NY 11788

Neil Blechman                                 Executive Vice President -      11/8/2002
  c/o Twin Laboratories Inc.                         Marketing
  150 Motor Parkway, Suite 210
  Hauppauge, NY 11788

Philip Kazin                                 Chief Legal Officer, General     11/8/2002
   c/o Twin Laboratories Inc.                   Counsel and Secretary
  150 Motor Parkway, Suite 210
  Hauppauge, NY 11788

Joe Conklin                                  Chief Legal Officer, General     6/20/2003
  c/o Twin Laboratories Inc.                     Counsel and Secretary
  150 Motor Parkway, Suite 210
  Hauppauge, NY 11788

                              Attachment SOFA 22(b)